Exhibit 99.2


                                                                  EXECUTION COPY

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                       GUARANTEE AND COLLATERAL AGREEMENT

                          dated as of December 19, 2006

                                      among

                            VOLT DELTA RESOURCES, LLC

                                       and

               THE OTHER GRANTORS PARTY HERETO FROM TIME TO TIME,
                                  as Grantors,

                                       and

                     WELLS FARGO BANK, NATIONAL ASSOCIATION,
                             as Administrative Agent



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


                                TABLE OF CONTENTS
                                -----------------

Section 1         Definitions...................................................................2

Section 2         Guarantee.....................................................................2
    2.1           Guarantee.....................................................................2
    2.2           Right of Contribution.........................................................2
    2.3           No Subrogation................................................................2
    2.4           Amendments, etc. with respect to the Secured Obligations......................2
    2.5           Guarantee Absolute and Unconditional..........................................2
    2.6           Payments......................................................................2

Section 3         Grant of Security Interest....................................................2

Section 4         Representations and Warranties................................................2
    4.1           Title; No Other Liens.........................................................2
    4.2           Perfected First Priority Liens................................................2
    4.3           Grantor Information...........................................................2
    4.4           Collateral Locations..........................................................2
    4.5           Certain Property..............................................................2
    4.6           Investment Property...........................................................2
    4.7           Receivables...................................................................2
    4.8           Intellectual Property.........................................................2
    4.9           Depositary and Other Accounts.................................................2
    4.10          Holdings
    4.11          Excluded Property.............................................................2
    4.12          Credit Agreement..............................................................2

Section 5         Covenants.....................................................................2
    5.1           Delivery of Instruments, Certificated Securities and Chattel Paper............2
    5.2           Maintenance of Perfected Security Interest; Further Documentation.............2
    5.3           Changes in Locations, Name, etc...............................................2
    5.4           Notices.......................................................................2
    5.5           Investment Property...........................................................2
    5.6           Receivables...................................................................2
    5.7           Intellectual Property.........................................................2
    5.8           Seller Undertakings............................................................
    5.9           Depositary and Other Deposit Accounts.........................................2
    5.10          Other Matters.................................................................2
    5.11          Holdings Covenant
    5.12          Commercial Tort Claims........................................................2
    5.13          Credit Agreement...............................................................

Section 6         Remedial Provisions...........................................................2
    6.1           Certain Matters Relating to Receivables.......................................2
    6.2           Communications with Obligors; Grantors Remain Liable..........................2


    6.3           Investment Property...........................................................2
    6.4           Proceeds to be Turned Over To Administrative Agent............................2
    6.5           Application of Proceeds.......................................................2
    6.6           Code and Other Remedies.......................................................2
    6.7           Registration Rights...........................................................2
    6.8           Waiver; Deficiency............................................................2

Section 7         Administrative Agent..........................................................2
    7.1           Administrative Agent's Appointment as Attorney-in-Fact, etc...................2
    7.2           Duty of Administrative Agent..................................................2
    7.3           Photocopy of this Agreement...................................................2
    7.4           Authority of Administrative Agent.............................................2

Section 8         Miscellaneous.................................................................2
    8.1           Amendments in Writing.........................................................2
    8.2           Notices.......................................................................2
    8.3           Indemnification by Grantors...................................................2
    8.4           Enforcement Expenses..........................................................2
    8.5           Captions......................................................................2
    8.6           Nature of Remedies............................................................2
    8.7           Counterparts..................................................................2
    8.8           Severability..................................................................2
    8.9           Entire Agreement..............................................................2
    8.10          Successors; Assigns...........................................................2
    8.11          Governing Law.................................................................2
    8.12          Forum Selection; Consent to Jurisdiction......................................2
    8.13          Waiver of Jury Trial..........................................................2
    8.14          Set-off.......................................................................2
    8.15          Acknowledgements..............................................................2
    8.16          Additional Grantors...........................................................2
    8.17          Releases......................................................................2
    8.18          Obligations and Liens Absolute and Unconditional..............................2
    8.19          Reinstatement.................................................................2

Schedules and Annex
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Schedule 1        Investment  Property
Schedule 2        Filings and Perfection
Schedule 3        Grantor Information
Schedule 4 Collateral Locations; Collateral in Possession of Lessor, Bailee, Consignee or Warehouseman
Schedule 5        Intellectual Property
Schedule 6        Depositary and Other Deposit Accounts
Schedule 7        Commercial Tort Claims

Annex I  Form of Joinder to Guarantee and Collateral Agreement

                       GUARANTEE AND COLLATERAL AGREEMENT


     Guarantee and Collateral Agreement, dated as of December 19, 2006 (this "Agreement"), made by each grantor signatory hereto (together with any other Person that becomes a party hereto as a grantor as provided herein, "Grantors"), in favor of Wells Fargo Bank, National Association, as Administrative Agent for all Lenders party to the Credit Agreement (as hereafter defined).

     Lenders have severally agreed to extend credit to Company pursuant to the Credit Agreement. Company is affiliated with each other Grantor. Company and the other Grantors are engaged in interrelated businesses, and each Grantor will derive substantial direct and indirect benefit from extensions of credit under the Credit Agreement. It is a condition precedent to each Lender's obligation to extend credit under the Credit Agreement that Grantors shall have executed and delivered this Agreement to Administrative Agent for the ratable benefit of all Lenders.

     In consideration of the premises and to induce Administrative Agent and Lenders to enter into the Credit Agreement and to induce Lenders to extend credit thereunder, each Grantor hereby agrees with Administrative Agent, for the ratable benefit of Lenders, as follows:

Section 1         Definitions.
                  -----------

     1.1 Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement (and the terms of Section 1.3C of the Credit Agreement shall be incorporated by reference herein), and the following terms are used herein as defined in Section 9-102 of the UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Deposit Accounts, Documents, Electronic Chattel Paper, Equipment, Farm Products, Fixtures, Goods, Health-Care-Insurance Receivables, Instruments, Inventory, Letter-of-Credit Rights and Supporting Obligations.

     1.2 When used herein the following terms shall have the following meanings:

     Agreement has the meaning set forth in the preamble hereto.

     Collateral means (a) all of the personal property now owned or at any time hereafter acquired by any Grantor or in which any Grantor now has or at any time in the future may acquire any right, title or interest, including all of each Grantor's Accounts, Chattel Paper (including Electronic Chattel Paper), Deposit Accounts, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Health-Care-Insurance Receivables, Instruments, Intellectual Property, Inventory, Investment Property, Letter-of-Credit Rights, Supporting Obligations and Identified Claims, (b) all books and records pertaining to any of the foregoing, (c) all Proceeds and products of any of the foregoing and (d) all collateral security given by any Person with respect to any of the foregoing; provided, that "Collateral" shall not include any Excluded Property; provided, further, that "Collateral" shall also not include any equity interest in any Person other than an Issuer listed on Part A of Schedule 1 as amended from time to time and, except as required by the Credit Agreement, shall not include more than 65% of the total outstanding equity interests of any Foreign Subsidiary. Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor's Collateral or the relevant part thereof.

     Company Obligations means all Obligations of Company.

     Copyrights means all copyrights arising under the laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, including those listed on Schedule 5, all registrations and recordings thereof, and all applications in connection therewith, including all registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals of any of the foregoing.

     Copyright Licenses means all written agreements naming any Grantor as licensor or licensee, including those listed on Schedule 5, granting any right under any Copyright, including the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

     Credit Agreement means the Credit Agreement dated as of even date herewith among Company, Lenders and Administrative Agent, as amended, supplemented, restated or otherwise modified from time to time.

     Excluded Property means, with respect to a Grantor, any Excluded Property (Customer Deposits), any Excluded Property (IP), and any Excluded Property (Other).

     Excluded Property (Customer Deposits) means, with respect to a Grantor, any security deposit or other advance of monies pursuant to an agreement, to the extent held in a segregated account in the name of such Grantor or customer of such Grantor or an escrow agent.

     Excluded Property (IP) means, with respect to a Grantor, any direct or indirect interest of any nature whatsoever, whether as owner, licensor, licensee or otherwise, and whether constituting a General Intangible or otherwise, in any Intellectual Property; provided, however, that as to any Copyright, Patent or Trademark (other than an "intent-to-use" Trademark, until such time as such Grantor begins to use such Trademark) owned (rather than licensed) by such Grantor, the exclusion shall not include such ownership interest but the security interest or other lien granted hereunder thereon shall in all cases be subject and subordinate to any and all licenses and other rights of use, whether exclusive or nonexclusive: (x) heretofore granted by Grantor (or any Affiliate), or any predecessor in interest, to any Person; or (y) hereafter granted by such Grantor (or any Affiliate) to any Person to the extent permitted or not prohibited by the Credit Agreement. In the case of any agreement with any customer, distributor or other Person that includes, but is not limited to, the grant of any license, sublicense or other right of use, the entire agreement (rather than only the portion directly pertaining to the applicable Intellectual Property) shall constitute "Excluded Property (IP)" to the extent such agreement contains a contractual nonassignability clause (whether or not such restriction is rendered unenforceable by Section 9-406 et seq. of the UCC). Without limiting the generality of the foregoing, all assets referenced in clause (xii) of the definition of "Permitted Encumbrances" in the Credit Agreement shall constitute "Excluded Property (IP)" for all purposes.

     Excluded Property (Other) means, with respect to a Grantor, any item of General Intangibles (other than Excluded Property (IP)) that is now or hereafter held by such Grantor but only to the extent that such item of General Intangibles (or any agreement evidencing such item of General Intangibles) contains a term or is subject to a rule of law, statute or regulation that restricts, prohibits, or requires a consent (that has not been obtained) of a Person (other than such Grantor) to, the creation, attachment or perfection of the security interest granted herein, and any such restriction, prohibition and/or requirement of consent is effective and enforceable under applicable law and is not rendered ineffective by applicable law (including pursuant to Sections 9-406, 9-407, 9-408 or 9-409 of the UCC); provided, however, that (x) "Excluded Property (Other)" shall not include any Proceeds of any item of General Intangibles, and (y) any item of General Intangibles that at any time ceases to satisfy the criteria for "Excluded Property (Other)" (whether as a result of the applicable Grantor obtaining any necessary consent, any change in any rule of law, statute or regulation, or otherwise), shall no longer be Excluded Property.

     General Intangibles means all "general intangibles" as such term is defined in Section 9-102 of the UCC and, in any event, including with respect to any Grantor, all contracts, agreements, instruments and indentures in any form, and portions thereof, to which such Grantor is a party or under which such Grantor has any right, title or interest or to which such Grantor or any property of such Grantor is subject, as the same from time to time may be amended, supplemented or otherwise modified, including, without limitation, (a) all rights of such Grantor to receive moneys due and to become due to it thereunder or in connection therewith, (b) all rights of such Grantor to damages arising thereunder and (c) all rights of such Grantor to perform and to exercise all remedies thereunder.

     Guarantor Obligations means, collectively, with respect to each Guarantor, all of such Guarantor's Obligations.

     Guarantors means the collective reference to each Grantor other than Company.

     Identified Claims means the Commercial Tort Claims described on Schedule 7 as such schedule may be supplemented from time to time.

     Intellectual Property means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

     Intercompany Note means any promissory note evidencing loans made by (i) any Grantor to any other Grantor or (ii) any Grantor to any other direct or indirect subsidiary of Company (whether or not such subsidiary is a Grantor).

     Investment Property means the collective reference to (a) all "investment property" as such term is defined in Section 9-102 of the UCC, (b) all "financial assets" as such term is defined in Section 8-102(a)(9) of the UCC, and (c) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Equity.

     Issuers means the collective reference to each issuer of any Investment Property included as Collateral.

     Paid in Full means (a) the payment in full in cash and performance of all Secured Obligations, (b) the termination of all Commitments and (c) either (i) the cancellation and return to Administrative Agent of all Letters of Credit or
(ii) the cash collateralization of all Letters of Credit in accordance with the Credit Agreement.

     Patents means (a) all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith, including any of the foregoing referred to in Schedule 5, (b) all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, including any of the foregoing referred to in
Schedule 5, and (c) all rights to obtain any reissues or extensions of the foregoing.

     Patent Licenses means all agreements, whether written or oral, providing for the grant by or to any Grantor of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including any of the foregoing referred to in Schedule 5.

     Permitted Liens has the meaning set forth in Section 4.1.

     Pledged Equity means the equity interests listed on Part A of Schedule 1 issued by the Issuers referenced thereon, together with any other equity interests, certificates, options or rights of any nature whatsoever in respect of the equity interests of any such Issuer that may be issued or granted to, or held by, any Grantor while this Agreement is in effect, whether in the form of Investment Property or a General Intangible.

     Pledged Notes means all promissory notes listed on Schedule 1, all Intercompany Notes at any time issued to any Grantor and all other promissory notes issued to or held by any Grantor (other than (a) promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business and (b) any individual promissory note which is less than $500,000 in principal amount, up to an aggregate of $1,000,000 for all such promissory notes excluded under this clause (b)).

     Proceeds means all "proceeds" as such term is defined in Section 9-102 of the UCC and, in any event, shall include all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

     Receivable means any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including any Accounts).

     Secured Obligations means, collectively, Company Obligations and Guarantor Obligations.

     Securities Act means the Securities Act of 1933, as amended.

     Trademarks means (a) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto, including any of the foregoing referred to in Schedule 5, and (b) the right to obtain all renewals thereof.

     Trademark Licenses means, collectively, each agreement, whether written or oral, providing for the grant by or to any Grantor of any right to use any Trademark, including any of the foregoing referred to in Schedule 5.

     UCC means the Uniform Commercial Code as in effect on the date hereof and from time to time in the State of New York, provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interests in any Collateral or the availability of any remedy hereunder is governed by the Uniform Commercial Code as in effect on or after the date hereof in any other jurisdiction, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection or availability of such remedy.

     1.3 Credit Agreement Controls. Notwithstanding anything in this Agreement to the contrary, in the event any term of this Agreement conflicts or is inconsistent with the terms and provisions of the Credit Agreement, the terms and provisions of the Credit Agreement shall control.

     1.4 Excluded Property. For avoidance of doubt, the exclusion of any asset or property as Collateral hereunder by virtue of the definition of "Excluded Property" or Section 1.3 hereof shall apply whether or not such excluded asset or property is expressly excluded from any otherwise applicable representation, warranty, covenant, default or remedy contained in this Agreement.

Section 2         Guarantee.
                  ---------

     2.1 Guarantee.

     (a) Each of the Guarantors hereby, jointly and severally, unconditionally and irrevocably, as a primary obligor and not only a surety, guarantees to Administrative Agent, for the ratable benefit of Lenders and their respective successors, indorsees, transferees and assigns, the prompt and complete payment and performance by Company when due (whether at the stated maturity, by acceleration or otherwise) of Company Obligations.

     (b) Anything herein or in any other Loan Document to the contrary notwithstanding, the maximum liability of each Guarantor hereunder and under the other Loan Documents shall in no event exceed the amount which can be guaranteed by such Guarantor under applicable federal and state laws relating to the insolvency of debtors (after giving effect to the right of contribution established in Section 2.2).

     (c) Each Guarantor agrees that the Secured Obligations may at any time and from time to time exceed the amount of the liability of such Guarantor hereunder without impairing the guarantee contained in this Section 2 or affecting the rights and remedies of Administrative Agent or any Lender hereunder.

     (d) The guarantee contained in this Section 2 shall remain in full force and effect until all of the Secured Obligations shall have been Paid in Full.

     (e) No payment made by Company, any of the Guarantors, any other guarantor or any other Person or received or collected by Administrative Agent or any Lender from Company, any of the Guarantors, any other guarantor or any other Person by virtue of any action or proceeding or any set-off or appropriation or application at any time or from time to time in reduction of or in payment of the Secured Obligations shall be deemed to modify, reduce, release or otherwise affect the liability of any Guarantor hereunder which shall, notwithstanding any such payment (other than any payment made by such Guarantor in respect of the Secured Obligations or any payment received or collected from such Guarantor in respect of the Secured Obligations), remain liable for the Secured Obligations up to the maximum liability of such Guarantor hereunder until the Secured Obligations are Paid in Full.

     2.2 Right of Contribution. Each Guarantor hereby agrees that to the extent that a Guarantor shall have paid more than its proportionate share of any payment made hereunder, such Guarantor shall be entitled to seek and receive contribution from and against any other Guarantor hereunder which has not paid its proportionate share of such payment. Each Guarantor's right of contribution shall be subject to the terms and conditions of Section 2.3. The provisions of this Section 2.2 shall in no respect limit the obligations and liabilities of any Guarantor to Administrative Agent and Lenders, and each Guarantor shall remain liable to Administrative Agent and Lenders for the full amount guaranteed by such Guarantor hereunder.

     2.3 No Subrogation. Notwithstanding any payment made by any Guarantor hereunder or any set-off or application of funds of any Guarantor by Administrative Agent or any Lender, no Guarantor shall be entitled to be subrogated to any of the rights of Administrative Agent or any Lender against Company or any other Guarantor or any collateral security or guarantee or right of offset held by Administrative Agent or any Lender for the payment of the Secured Obligations, nor shall any Guarantor seek or be entitled to seek any contribution or reimbursement from Company or any other Guarantor in respect of payments made by such Guarantor hereunder, until all of the Secured Obligations are Paid in Full. If any amount shall be paid to any Guarantor on account of such subrogation rights at any time when all of the Secured Obligations shall not have been Paid in Full, such amount shall be held by such Guarantor in trust for Administrative Agent and Lenders, segregated from other funds of such Guarantor, and shall, forthwith upon receipt by such Guarantor, be turned over to Administrative Agent in the exact form received by such Guarantor (duly indorsed by such Guarantor to Administrative Agent, if required), to be applied against the Secured Obligations, whether matured or unmatured, in a manner that is consistent with the provisions of Section 2.4(A) and 2.4(B) of the Credit Agreement.

     2.4 Amendments, etc. with respect to the Secured Obligations. Each Guarantor shall remain obligated hereunder notwithstanding that, without any reservation of rights against any Guarantor and without notice to or further assent by any Guarantor, any demand for payment of any of the Secured Obligations made by Administrative Agent or any Lender may be rescinded by Administrative Agent or such Lender and any of the Secured Obligations continued, and the Secured Obligations, or the liability of any other Person upon or for any part thereof, or any collateral security or guarantee therefor or right of offset with respect thereto, may, from time to time, in whole or in part, be renewed, extended, amended, modified, accelerated, compromised, waived, surrendered or released by Administrative Agent or any Lender, and the Credit Agreement and the other Loan Documents and any other documents executed and delivered in connection therewith may be amended, modified, supplemented or terminated, in whole or in part, as Administrative Agent (or the Requisite Lenders or all Lenders, as the case may be) may deem advisable from time to time, and any collateral security, guarantee or right of offset at any time held by Administrative Agent or any Lender for the payment of the Secured Obligations may be sold, exchanged, waived, surrendered or released. Neither Administrative Agent nor any Lender shall have any obligation to protect, secure, perfect or insure any Lien at any time held by it as security for the Secured Obligations or for the guarantee contained in this Section 2 or any property subject thereto.

     2.5 Guarantee Absolute and Unconditional. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Secured Obligations and notice of or proof of reliance by Administrative Agent or any Lender upon the guarantee contained in this Section 2 or acceptance of the guarantee contained in this Section 2; the Secured Obligations, and any of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon the guarantee contained in this Section 2, and all dealings between Company and any of the Guarantors, on the one hand, and Administrative Agent and Lenders, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon the guarantee contained in this Section 2. Each Guarantor waives
(a) diligence, presentment, protest, demand for payment and notice of default or nonpayment to or upon Company or any of the Guarantors with respect to the Secured Obligations, (b) notice of the existence or creation or non-payment of all or any of the Secured Obligations, and (c) all diligence in collection or protection of or realization upon any Secured Obligations or any security for or guaranty of any Secured Obligations.

     The Administrative Agent or any Lender may, from time to time, at its sole discretion and without notice to any Guarantor (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Secured Obligations or any obligation hereunder,
(b) retain or obtain the primary or secondary obligation of any obligor or obligors with respect to any of the Secured Obligations, (c) extend or renew any of the Secured Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Secured Obligations, or release or compromise any obligation of any Guarantor or any obligation of any nature of any other obligor with respect to any of the Secured Obligations, (d) release any guaranty or right of offset or its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Secured Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and
(e) resort to any Guarantor for payment of any of the Secured Obligations when due, whether or not Administrative Agent or such Lender shall have resorted to any property securing any of the Secured Obligations or any obligation hereunder or shall have proceeded against any other Guarantor or any other obligor primarily or secondarily obligated with respect to any of the Secured Obligations.

     2.6 Payments. Each Guarantor hereby guarantees that payments hereunder will be paid to Administrative Agent without set-off or counterclaim at the office of Administrative Agent specified in the Credit Agreement in the applicable currency, as specified in Section 2.4B(i) of the Credit Agreement.

     Section 3 Grant of Security Interest.

     Each Grantor hereby assigns and transfers to Administrative Agent, and hereby grants to Administrative Agent, for the ratable benefit of Lenders and (to the extent provided herein) their Affiliates, a security interest in all of its Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations.

     Section 4 Representations and Warranties.

     To induce Administrative Agent and Lenders to enter into the Credit Agreement and to induce Lenders to make their respective extensions of credit to Company thereunder, each Grantor jointly and severally hereby represents and warrants to Administrative Agent and each Lender that:

     4.1 Title; No Other Liens. Except for Permitted Encumbrances and, except with respect to any Pledged Equity or Pledged Notes, the other Liens permitted under subsection 7.2 of the Credit Agreement (collectively, "Permitted Liens"), the Grantors in the aggregate own each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except filings evidencing Permitted Liens and filings for which termination statements have been delivered to Administrative Agent.

     4.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on Schedule 2, except to the extent set forth herein or in the Credit Agreement, have been delivered to Administrative Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of Administrative Agent, for the ratable benefit of Lenders, as collateral security for each Grantor's Obligations, enforceable in accordance with the terms hereof against all creditors of each Grantor and any Persons purporting to purchase any Collateral from each Grantor, and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Liens expressly permitted by the Credit Agreement. The filings and other actions specified on
Schedule 2 constitute all of the filings and other actions necessary to perfect all security interests granted hereunder.

     4.3 Grantor Information. On the date hereof, Schedule 3 sets forth (a) each Grantor's jurisdiction of organization, (b) the location of each Grantor's chief executive office, (c) each Grantor's exact legal name as it appears on its organizational documents, (d) each Grantor's federal employer identification number, and (e) each Grantor's organizational identification number.

     4.4 Collateral Locations. On the date hereof, Schedule 4 sets forth (a) each place of business of each Grantor (including its chief executive office),
(b) all locations where all Inventory and Equipment owned by each Grantor is kept, except with respect to Inventory and Equipment with a fair market value of less than $25,000 (in the aggregate for all Grantors) which may be located at other locations within the United States, and (c) whether each such Collateral location and place of business (including each Grantor's chief executive office) is owned or leased (and if leased, specifies the complete name and notice address of each lessor). As of the date hereof, no Collateral is located outside the United States or in the possession of any lessor, bailee, warehouseman or consignee, except as indicated on Schedule 4.

     4.5 Certain Property. On the date hereof, none of the Collateral constitutes, or is the Proceeds of, (a) Farm Products, (b) Health-Care-Insurance Receivables or (c) vessels, aircraft or any other property subject to any certificate of title or other registration statute of the United States, any State or other jurisdiction, except for personal vehicles owned by the Grantors and used by employees of the Grantors in the ordinary course of business with an aggregate fair market value of less than $100,000 (in the aggregate for all Grantors).

     4.6 Pledged Equity; Pledged Notes; Investment Property.

     (a) The Pledged Equity pledged by each Grantor hereunder constitutes all the issued and outstanding equity interests of each Issuer owned by such Grantor or, in the case of any Foreign Subsidiary, 65% of all issued and outstanding equity interests of such Foreign Subsidiary, except for the equity interests of any Issuer which, pursuant to the Credit Agreement, are not required to be pledged hereunder.

     (b) All of the Pledged Equity has been duly and validly issued and is fully paid and nonassessable.

     (c) Each of the Pledged Notes which constitutes a material item of Collateral constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing).

     (d) Schedule 1 lists all Investment Property owned by each Grantor. Each Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and, in the case of Investment Property which does not constitute Pledged Equity or Pledged Notes, for Permitted Encumbrances.

     4.7 Receivables.

     (a) No material amount payable to such Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to Administrative Agent.

     (b) No obligor on any material Receivable is a governmental authority, other than Receivables in respect of which the applicable Grantor has taken all steps necessary to comply with the Federal Assignment of Claims Act or other corresponding law.

     (c) The amounts represented by such Grantor to Lenders from time to time as owing to such Grantor in respect of the Receivables (to the extent such representations are required by any of the Loan Documents) will at all such times be accurate in all material respects.

     4.8 Intellectual Property.

     (a) Schedule 5 lists all registered Intellectual Property owned by each Grantor in its own name on the date hereof, other than Excluded Property (IP).

     (b) On the date hereof, all such Intellectual Property owned by any Guarantor is valid, subsisting, unexpired and enforceable, has not been abandoned and, to such Grantor's knowledge, does not materially infringe upon the intellectual property rights of any other Person.

     (c) Except as set forth in Schedule 5, as of the date hereof, no such Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

     (d) No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or question the validity of, or any Grantor's rights in, any Intellectual Property owned by any Grantor in any material respect.

     (e) No action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or question the validity of any Intellectual Property or any Grantor's ownership interest therein, or (ii) which, if adversely determined, would adversely affect the value of any Intellectual Property in any material respect.

     (f) Each Grantor owns and possesses or has a license or other right to use all Intellectual Property as is necessary for the conduct of the businesses of such Grantor, without any infringement upon rights of others which could reasonably be expected to have a Material Adverse Effect.

     4.9 Depositary and Other Accounts. All Deposit Accounts and all other depositary and other accounts maintained by each Grantor as of the Closing Date, other than, in each case, Excluded Property (Customer Deposits), are described on Schedule 6 hereto, which description includes for each such account the name of the Grantor maintaining such account, the name, address, telephone and fax numbers of the financial institution at which such account is maintained, the account number and the account officer, if any, of such account.

     4.10 Excluded Property (Other). Each Grantor represents, warrants and covenants that it does not own, and will not own, assets which satisfy the definition of Excluded Property (Other), which when aggregated, are material to the business of such Grantor.

     4.11 Credit Agreement. Each Grantor makes each of the representations and warranties made by Company in Section 5 of the Credit Agreement (which representations and warranties shall be deemed to have been renewed upon each borrowing or issuance of a Letter of Credit under the Credit Agreement). Such representations and warranties are incorporated herein by this reference as if fully set forth herein.

     Section 5 Covenants.

     Each Grantor covenants and agrees with Administrative Agent and Lenders that, from and after the date of this Agreement until the Secured Obligations shall have been Paid in Full:

     5.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount payable under or in connection with any of the Collateral in excess of $25,000 (in the aggregate for all Grantors) shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be immediately delivered to Administrative Agent, duly indorsed in a manner reasonably satisfactory to Administrative Agent, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall cause Administrative Agent to have control thereof within the meaning set forth in
Section 9-105 of the UCC. In the event that an Event of Default shall have occurred and be continuing, upon the request of Administrative Agent, any Instrument, Certificated Security or Chattel Paper not theretofore delivered to Administrative Agent and at such time being held by any Grantor shall be immediately delivered to Administrative Agent, duly indorsed in a manner reasonably satisfactory to Administrative Agent, to be held as Collateral pursuant to this Agreement and in the case of Electronic Chattel Paper, the applicable Grantor shall cause Administrative Agent to have control thereof within the meaning set forth in Section 9-105 of the UCC.

     5.2 Maintenance of Perfected Security Interest; Further Documentation.

     (a) Such Grantor shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 4.2 and shall defend such security interest against the claims and demands of all Persons whomsoever.

     (b) Such Grantor will furnish to Administrative Agent and Lenders from time to time statements and schedules further identifying and describing the assets and property of such Grantor and such other reports in connection therewith as Administrative Agent may reasonably request, all in reasonable detail.

     (c) Subject to the terms of the Credit Agreement and this Agreement, at any time and from time to time, upon the written request of Administrative Agent, and at the sole expense of such Grantor, such Grantor will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) filing any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property, Deposit Accounts, Electronic Chattel Paper and Letter of Credit Rights and any other relevant Collateral, taking any actions necessary to enable Administrative Agent to obtain "control" (within the meaning of the applicable UCC) with respect thereto, in each case pursuant to documents in form and substance reasonably satisfactory to Administrative Agent and (iii) during the continuance of an Event of Default, if requested by Administrative Agent, delivering, to the extent permitted by law, any original motor vehicle certificates of title received by such Grantor from the applicable secretary of state or other governmental authority after information reflecting Administrative Agent's security interest has been recorded therein.

     (d) Each Grantor authorizes Administrative Agent to, at any time and from time to time, file financing statements, continuation statements, and amendments thereto that describe the Collateral (including describing the Collateral as "all assets" of each Grantor, or words of similar effect), and which contain any other information required pursuant to the UCC for the sufficiency of filing office acceptance of any financing statement, continuation statement, or amendment, and each Grantor agrees to furnish any such information to Administrative Agent promptly upon request. Any such financing statement, continuation statement, or amendment may be signed (to the extent signature of a Grantor is required under applicable law) by Administrative Agent on behalf of any Grantor and may be filed at any time in any jurisdiction.

     (e) Subject to the terms of the Credit Agreement and this Agreement, each Grantor shall, at any time and from time and to time, take such steps as Administrative Agent may reasonably request for Administrative Agent (i) to obtain an acknowledgement, in form and substance reasonably satisfactory to Administrative Agent, of any bailee having possession of any of the Collateral, stating that the bailee holds such Collateral for Administrative Agent, (ii) to obtain "control" of any letter-of-credit rights, or electronic chattel paper (as such terms are defined by the UCC with corresponding provisions thereof defining what constitutes "control" for such items of Collateral), with any agreements establishing control to be in form and substance reasonably satisfactory to Administrative Agent, and (iii) otherwise to insure the continued perfection and priority of Administrative Agent's security interest in any of the Collateral and of the preservation of its rights therein.

     (f) Without limiting the generality of the foregoing, if any Grantor at any time holds or acquires an interest in any electronic chattel paper or any "transferable record", as that term is defined in Section 201 of the federal Electronic Signatures in Global and National Commerce Act, or in ss.16 of the Uniform Electronic Transactions Act as in effect in any relevant jurisdiction, such Grantor shall promptly notify Administrative Agent thereof and, at the request of Administrative Agent, shall take such action as Administrative Agent may reasonably request to vest in Administrative Agent "control" under Section 9-105 of the UCC of such electronic chattel paper or control under Section 201 of the federal Electronic Signatures in Global and National Commerce Act or, as the case may be, ss.16 of the Uniform Electronic Transactions Act, as so in effect in such jurisdiction, of such transferable record. Administrative Agent agrees with the Grantors that Administrative Agent will arrange, pursuant to procedures satisfactory to Administrative Agent and so long as such procedures will not result in Administrative Agent's loss of control, for the Grantors to make alterations to the electronic chattel paper or transferable record permitted under Section 9-105 of the UCC or, as the case may be, Section 201 of the federal Electronic Signatures in Global and National Commerce Act or ss.16 of the Uniform Electronic Transactions Act for a party in control to make without loss of control, unless an Event of Default has occurred and is continuing or would occur after taking into account any action by any Grantor with respect to such electronic chattel paper or transferable record.

     5.3 Changes in Locations, Name, etc. Such Grantor shall not, except upon 30 days' prior written notice to Administrative Agent and delivery to Administrative Agent of (a) all additional financing statements and other documents reasonably requested by the Administrative Agent as to the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 4 showing any additional location at which Inventory or Equipment shall be kept:

          (i) permit any material portion of the Inventory or Equipment to be permanently located at a location other than those listed on Schedule 4, other than Inventory and Equipment located at customer locations, whether or not indefinitely, consistent with past practices;

          (ii) change the location of its chief executive office from that specified on Schedule 3 or in any subsequent notice delivered pursuant to this Section 5.3; or

          (iii) change its name, identity or corporate structure.

Such Grantor shall not change its jurisdiction of organization without the prior written consent of Requisite Lenders.

     5.4 Notices. Such Grantor will advise Administrative Agent and Lenders promptly, in reasonable detail, of:

     (a) any Lien (other than Permitted Liens) on any of the Collateral which would adversely affect the ability of Administrative Agent to exercise any of its remedies hereunder; and

     (b) the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the Liens created hereby.

     5.5 Investment Property.

     (a) If such Grantor shall become entitled to receive or shall receive any certificate, option or rights in respect of the equity interests of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any of the Pledged Equity, or otherwise in respect thereof, such Grantor shall accept the same as the agent of Administrative Agent and Lenders, hold the same in trust for Administrative Agent and Lenders and deliver the same forthwith to Administrative Agent in the exact form received, duly indorsed by such Grantor to Administrative Agent, if required, together with an undated instrument of transfer covering such certificate duly executed in blank by such Grantor and with, if Administrative Agent so requests, signature guaranteed, to be held by Administrative Agent, subject to the terms hereof, as additional Collateral for the Secured Obligations. Upon the occurrence and during the continuance of an Event of Default, (i) any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to Administrative Agent to be held, at Administrative Agent's option, either by it hereunder as additional Collateral for the Secured Obligations or applied to the Secured Obligations as provided in Section 6.5, and (ii) in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected Lien in favor of Administrative Agent, be delivered to Administrative Agent to be held, at Administrative Agent's option, either by it hereunder as additional Collateral for the Secured Obligations or applied to the Secured Obligations as provided in
Section 6.5. Upon the occurrence and during the continuance of an Event of Default, if any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to Administrative Agent, hold such money or property in trust for Lenders, segregated from other funds of such Grantor, as additional Collateral for the Secured Obligations.

     (b) Without the prior written consent of Administrative Agent, such Grantor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any equity interests of any nature or to issue any other securities or interests convertible into or granting the right to purchase or exchange for any equity interests of any nature of any Issuer except pursuant to a transaction which is permitted or not prohibited by the Credit Agreement, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof except pursuant to a transaction which is permitted or not prohibited by the Credit Agreement, (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for Permitted Liens, or (iv) except to the extent permitted or not prohibited by the Credit Agreement, enter into any agreement or undertaking restricting the right or ability of such Grantor or Administrative Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof, except, with respect to such Investment Property, shareholders' agreements entered into by such Grantor with respect to Persons in which such Grantor maintains an ownership interest of 50% or less.

     (c) In the case of each Grantor which is an Issuer, such Issuer agrees that
(i) it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it, (ii) it will notify Administrative Agent promptly in writing of the occurrence of any of the events described in Section 5.5(a) with respect to the Investment Property issued by it and (iii) the terms of Sections 6.3(c) and 6.7 shall apply to such Grantor with respect to all actions that may be required of it pursuant to Section 6.3(c) or 6.7 regarding the Investment Property issued by it.

     5.6 Receivables.

     (a) Other than in the ordinary course of business consistent with its past practice, such Grantor will not (i) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could adversely affect the value thereof.

     (b) Such Grantor will deliver Administrative Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables for all Grantors.

     5.7 Intellectual Property.

     (a) Such Grantor (either itself or through licensees) will (i) continue to use each Trademark on each and every trademark class of goods applicable to its current line as reflected in its current catalogs, brochures and price lists in order to maintain such Trademark in full force free from any claim of abandonment for non-use, (ii) maintain as in the past the quality of products and services offered under such Trademark, (iii) use such Trademark with the appropriate notice of registration and all other notices and legends required by applicable law, (iv) not adopt or use any mark which is confusingly similar or a colorable imitation of such Trademark unless Administrative Agent, for the ratable benefit of Lenders, shall obtain a perfected security interest in such mark pursuant to this Agreement, and (v) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such Trademark may become invalidated or impaired in any material respect.

     (b) Such Grantor (either itself or through licensees) will not do any act, or omit to do any act, whereby any material Patent may become forfeited, abandoned or dedicated to the public.

     (c) Such Grantor (either itself or through licensees) (i) will employ each material Copyright and (ii) will not (and will not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby any portion of such material Copyrights may become invalidated or otherwise impaired. Such Grantor will not (either itself or through licensees) do any act whereby any material Copyrights may fall into the public domain.

     (d) Such Grantor (either itself or through licensees) will not do any act that knowingly uses any Intellectual Property to infringe the intellectual property rights of any other Person.

     (e) Such Grantor will notify Administrative Agent and Lenders promptly if it knows, or has reason to know, that any application or registration relating to any material Intellectual Property owned by such Grantor may become forfeited, abandoned or dedicated to the public, or of any material adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding, such Grantor's ownership of, or the validity of, any material Intellectual Property or such Grantor's right to register the same or to own and maintain the same.

     (f) Whenever such Grantor, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property (other than any Excluded Property (IP)) with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, such Grantor shall report such filing to Administrative Agent concurrently with the next delivery of financial statements of Company pursuant to Section 6.1 of the Credit Agreement. Upon the request of Administrative Agent, such Grantor shall execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as Administrative Agent may request to evidence Administrative Agent's and Lenders' security interest in any Copyright, Patent or Trademark (other than any Excluded Property (IP)) and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

     (g) Such Grantor will take all reasonable and necessary steps to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of all material Intellectual Property owned by it.

     (h) In the event that any Intellectual Property is infringed upon or misappropriated or diluted by a third party, such Grantor shall (i) take such actions as such Grantor shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify Administrative Agent after it learns thereof and, to the extent, in its reasonable judgment, such Grantor determines it appropriate under the circumstances, sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution.

     5.8 Depositary and Other Deposit Accounts. Each Grantor hereby authorizes the financial institutions at which such Grantor maintains a deposit account to provide Administrative Agent with such information with respect to such deposit account as Administrative Agent may from time to time reasonably request, and each Grantor hereby consents to such information being provided to Administrative Agent. Subject to the terms of the Credit Agreement, upon Administrative Agent's request, each Grantor will use commercially reasonable efforts to cause each financial institution at which such Grantor maintains a Deposit Account or a depositary or other deposit account (other than Excluded Property (Customer Deposits)) to enter into a control agreement or other similar agreement with Administrative Agent and such Grantor, in form and substance satisfactory to Administrative Agent, in order to give Administrative Agent "control" (within the meaning set forth in Section 9-104 of the UCC) of such account.

     5.9 Other Matters. If any Grantor shall cause to be delivered Inventory or other property in excess of $25,000 in fair market value to any bailee after the Closing Date, such Grantor shall notify Administrative Agent, and upon Administrative Agent's request, such Grantor shall use commercially reasonable efforts to cause such bailee to sign a Collateral Access Agreement. Such requirement may be waived at the option of Administrative Agent. If any Grantor shall lease any real property or facilities and the value of property of such Grantor located at such leased real property is in excess of $50,000 in fair market value after the Closing Date, such Grantor shall notify Administrative Agent and upon Administrative Agent's request, such Grantor shall use commercially reasonable efforts to cause the landlord in respect of such leased property or facilities to sign a Collateral Access Agreement. Such requirement may be waived at the option of Administrative Agent.

     5.10 Commercial Tort Claims. If any Grantor shall at any time acquire any Commercial Tort Claim in excess of $50,000, such Grantor shall promptly notify Administrative Agent thereof in writing. Upon Administrative Agent's reasonable request; such Grantor shall provide a reasonable description and summary thereof, and upon delivery thereof to Administrative Agent, such Grantor shall be deemed to thereby grant to Administrative Agent (and such Grantor hereby grants to Administrative Agent) a security interest in such Commercial Tort Claim and all proceeds thereof.

Section 6 Remedial Provisions.

     6.1 Certain Matters Relating to Receivables.

     (a) At any time and from time to time after the occurrence and during the continuance of an Event of Default, Administrative Agent shall have the right to make test verifications of the Receivables in any manner and through any medium that it reasonably considers advisable, and each Grantor shall furnish all such assistance and information as Administrative Agent may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon Administrative Agent's request and at the expense of the relevant Grantor, such Grantor shall cause independent public accountants or others satisfactory to Administrative Agent to furnish to Administrative Agent reports showing reconciliations, agings and test verifications of, and trial balances for, the Receivables.

     (b) Administrative Agent hereby authorizes each Grantor to collect such Grantor's Receivables, and Administrative Agent may curtail or terminate such authority at any time after the occurrence and during the continuance of an Event of Default. If required by Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Grantor, (i) shall be forthwith (and, in any event, within 2 Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to Administrative Agent if required, in a collateral account maintained under the sole dominion and control of Administrative Agent, for application to the Secured Obligations in accordance with Section 6.5, and (ii) until so turned over, shall be held by such Grantor in trust for Administrative Agent and Lenders, segregated from other funds of such Grantor. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

     (c) At any time and from time to time after the occurrence and during the continuance of an Event of Default, at Administrative Agent's request, each Grantor shall deliver to Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including all original orders, invoices and shipping receipts.

     6.2 Communications with Obligors; Grantors Remain Liable.

     (a) Administrative Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to Administrative Agent's satisfaction the existence, amount and terms of any Receivables.

     (b) Upon the request of Administrative Agent at any time after the occurrence and during the continuance of an Event of Default, each Grantor shall notify obligors on the Receivables that the Receivables have been assigned to Administrative Agent for the ratable benefit of Lenders and that payments in respect thereof shall be made directly to Administrative Agent.

     (c) Anything herein to the contrary notwithstanding, each Grantor shall remain liable in respect of each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither Administrative Agent nor any Lender shall have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by Administrative Agent or any Lender of any payment relating thereto, nor shall Administrative Agent or any Lender be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

     (d) For the purpose of enabling Administrative Agent to exercise rights and remedies under this Agreement, each Grantor hereby grants to Administrative Agent, for the benefit of Administrative Agent and Lenders, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor) to use, license or sublicense any Intellectual Property now owned or hereafter acquired by such Grantor (other than Excluded Property (IP)), and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof.

     6.3 Investment Property.

     (a) Unless an Event of Default shall have occurred and be continuing and Administrative Agent shall have given notice to the relevant Grantor of Administrative Agent's intent to exercise its corresponding rights pursuant to
Section 6.3(b), each Grantor shall be permitted to receive all cash dividends and distributions paid in respect of the Pledged Equity and all payments made in respect of the Pledged Notes, to the extent permitted under the Credit Agreement, and to exercise all voting and other rights with respect to the Investment Property; provided, that no vote shall be cast or other right exercised or action taken which could impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document.

     (b) If an Event of Default shall occur and be continuing and Administrative Agent shall give notice of its intent to exercise such rights to the relevant Grantor or Grantors, (i) Administrative Agent shall have the right to receive any and all cash dividends and distributions, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Secured Obligations in accordance with Section 6.5, and (ii) any or all of the Investment Property shall be registered in the name of Administrative Agent or its nominee, and Administrative Agent or its nominee may thereafter exercise (x) all voting and other rights pertaining to such Investment Property at any meeting of holders of the equity interests of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other structure of any Issuer, or upon the exercise by any Grantor or Administrative Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Administrative Agent may determine), all without liability except to account for property actually received by it, but Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

     (c) Each Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from Administrative Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends, distributions or other payments with respect to the Investment Property directly to Administrative Agent.

     6.4 Proceeds to be Turned Over To Administrative Agent. In addition to the rights of Administrative Agent and Lenders specified in Section 6.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds of Collateral received by any Grantor consisting of cash, checks and other cash equivalent items shall be held by such Grantor in trust for Administrative Agent and Lenders, segregated from other funds of such Grantor, and shall, at the written request of Administrative Agent, forthwith upon receipt by such Grantor, be turned over to Administrative Agent in the exact form received by such Grantor (duly indorsed by such Grantor to Administrative Agent, if required). All Proceeds received by Administrative Agent hereunder shall be applied to the Secured Obligations as provided in
Section 6.5.

     6.5 Application of Proceeds. At such intervals as may be agreed upon by Company and Administrative Agent, or, if an Event of Default shall have occurred and be continuing, at any time at Administrative Agent's election, Administrative Agent may apply all or any part of Proceeds held in any collateral account established pursuant hereto or otherwise received by Administrative Agent to the payment of the Secured Obligations in accordance with Section 2.4(C) of the Credit Agreement.

     6.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, Administrative Agent, on behalf of Lenders, may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery with assumption of any credit risk. Administrative Agent may disclaim any warranties that might arise in connection with any such lease, assignment, grant of option or other disposition of Collateral and have no obligation to provide any warranties at such time. Administrative Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Grantor, which right or equity is hereby waived and released. Such sales may be adjourned and continued from time to time with or without notice. Administrative Agent shall have the right to conduct such sales on any Grantor's premises or elsewhere and shall have the right to use any Grantor's premises without charge for such time or times as Administrative Agent deems necessary or advisable. Each Grantor further agrees, at Administrative Agent's request, to assemble the Collateral and make it available to Administrative Agent at places which Administrative Agent shall reasonably select, whether at such Grantor's premises or elsewhere. Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 6.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Administrative Agent and Lenders hereunder, including reasonable attorneys' fees and disbursements, to the payment of the Secured Obligations in accordance with Section 6.5. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against Administrative Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 Business Days before such sale or other disposition.

     6.7 Registration Rights.

     (a) If Administrative Agent shall determine to exercise its right to sell any or all of the Pledged Equity pursuant to Section 6.6, and if in the opinion of Administrative Agent it is necessary or advisable to have the Pledged Equity, or that portion thereof to be sold, registered under the provisions of the Securities Act, the relevant Grantor will cause the Issuer thereof to (i) execute and deliver, and cause the directors and officers of such Issuer to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts as may be, in the opinion of Administrative Agent, necessary or advisable to register the Pledged Equity, or that portion thereof to be sold, under the provisions of the Securities Act, (ii) use its best efforts to cause the registration statement relating thereto to become effective and to remain effective for a period of one year from the date of the first public offering of the Pledged Equity, or that portion thereof to be sold, and
(iii) make all amendments thereto and/or to the related prospectus which, in the opinion of Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto. Each Grantor agrees to cause such Issuer to comply with the provisions of the securities or "Blue Sky" laws of any and all jurisdictions which Administrative Agent shall designate and to make available to its security holders, as soon as practicable, an earnings statement (which need not be audited) which will satisfy the provisions of
Section 11(a) of the Securities Act.

     (b) Each Grantor recognizes that Administrative Agent may be unable to effect a public sale of any or all the Pledged Equity, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Administrative Agent shall be under no obligation to delay a sale of any of the Pledged Equity for the period of time necessary to permit the Issuer thereof to register such securities or other interests for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

     (c) Each Grantor agrees to use commercially reasonable efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Equity pursuant to this Section 6.7 valid and binding and in compliance with applicable law. Each Grantor further agrees that a breach of any of the covenants contained in this Section 6.7 will cause irreparable injury to Administrative Agent and Lenders, that Administrative Agent and Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 6.7 shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

     6.8 Waiver; Deficiency. Each Grantor waives and agrees not to assert any rights or privileges which it may acquire under Section 9-626 of the UCC. Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient for the Secured Obligations to be Paid in Full and the reasonable fees and disbursements of any attorneys employed by Administrative Agent or any Lender to collect such deficiency.

Section 7 Administrative Agent.

     7.1 Administrative Agent's Appointment as Attorney-in-Fact, etc.

     (a) Each Grantor hereby irrevocably constitutes and appoints Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives Administrative Agent the power and right, on behalf of and at the expense of such Grantor, without notice to or assent by such Grantor, to do any or all of the following:

     (i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Administrative Agent for the purpose of collecting any and all such moneys due under any Receivable or with respect to any other Collateral whenever payable;

     (ii) in the case of any Intellectual Property (other than Excluded Property
(IP)), execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as Administrative Agent may request to evidence Administrative Agent's security interest in such Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby;

     (iii) discharge Liens levied or placed on or threatened against the Collateral, and effect any repairs or insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

     (iv) execute, in connection with any sale provided for in Section 6.6 or 6.7, any indorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and

     (v) (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Administrative Agent or as Administrative Agent shall direct; (2) ask or demand for, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as Administrative Agent may deem appropriate; (7) assign any Copyright, Patent or Trademark (other than Excluded Property (IP)), throughout the world for such term or terms, on such conditions, and in such manner, as Administrative Agent shall in its sole discretion determine; (8) vote any right or interest with respect to any Investment Property; (9) order good standing certificates and conduct lien searches in respect of such jurisdictions or offices as Administrative Agent may deem appropriate; and (10) generally sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Administrative Agent were the absolute owner thereof for all purposes, and do, at Administrative Agent's option and such Grantor's expense, at any time, or from time to time, all acts and things which Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and Administrative Agent's security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this Section 7.1(a) to the contrary notwithstanding, Administrative Agent agrees that it will not exercise any rights under the power of attorney provided for in this Section 7.1(a) unless an Event of Default shall have occurred and be continuing.

     (b) If any Grantor fails to perform or comply with any of its agreements contained herein, Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

     (c) Each Grantor hereby ratifies all that such attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

     7.2 Duty of Administrative Agent. Administrative Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as Administrative Agent deals with similar property for its own account. Neither Administrative Agent or any Lender nor any of their respective officers, directors, employees or agents shall be liable for any failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Administrative Agent and Lenders hereunder are solely to protect Administrative Agent's and Lenders' interests in the Collateral and shall not impose any duty upon Administrative Agent or any Lender to exercise any such powers. Administrative Agent and Lenders shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder.

     7.3 Photocopy of this Agreement. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction where the same is permissible.

     7.4 Authority of Administrative Agent. Each Grantor acknowledges that the rights and responsibilities of Administrative Agent under this Agreement with respect to any action taken by Administrative Agent or the exercise or non-exercise by Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between Administrative Agent and Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between Administrative Agent and the Grantors, Administrative Agent shall be conclusively presumed to be acting as agent for Lenders with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

Section 8 Miscellaneous.

     8.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except (a) in a writing signed by Administrative Agent and each Grantor or (b) as otherwise set forth herein.

     8.2 Notices. All notices, requests and demands to or upon Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in
Section 10.8 of the Credit Agreement and each such notice, request or demand to or upon any Guarantor shall be addressed to such Guarantor in care of Company at Company's notice address set forth on Schedule 10.8 to the Credit Agreement.

     8.3 Indemnification by Grantors. Each Grantor hereby agrees, on a joint and several basis, to indemnify, exonerate and hold Administrative Agent, each Lender and each of the officers, directors, employees, Affiliates and agents of Administrative Agent and each Lender (each a "Lender Party") free and harmless from and against any and all actions, causes of action, suits, losses, liabilities, damages and reasonable expenses (collectively, the "Indemnified Liabilities"), incurred by Lender Parties or any of them as a result of, or arising out of, or relating to (a) any tender offer, merger, purchase of equity interests, purchase of assets or other similar transaction financed or proposed to be financed in whole or in part, directly or indirectly, with the proceeds of any of the Loans, (b) the use, handling, release, emission, discharge, transportation, storage, treatment or disposal of any hazardous substance at any property owned or leased by any Grantor or any Subsidiary, (c) any violation of any Environmental Laws with respect to conditions at any property owned or leased by any Grantor or any Subsidiary or the operations conducted thereon, (d) the investigation, cleanup or remediation of offsite locations at which any Grantor or any Subsidiary or their respective predecessors are alleged to have directly or indirectly disposed of hazardous substances, or (e) the execution, delivery, performance or enforcement of this Agreement or any other Loan Document by any Lender Party, except to the extent any such Indemnified Liabilities result from the applicable Lender Party's own gross negligence or willful misconduct as determined by a court of competent jurisdiction. If and to the extent that the foregoing undertaking may be unenforceable for any reason, each Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. The agreements in this Section 8.3 shall survive repayment of the Secured Obligations (and termination of all Commitments thereunder), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

     8.4 Enforcement Expenses.

     (a) Each Grantor agrees, on a joint and several basis, to pay or reimburse on demand each Lender and Administrative Agent for all reasonable out-of-pocket costs and expenses (including the reasonable fees and expenses of counsel) incurred in collecting against any Guarantor under the guarantee contained in
Section 2 or otherwise enforcing or preserving any rights under this Agreement and the other Loan Documents.

     (b) Each Grantor agrees to pay, and to save Administrative Agent and Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

     (c) The agreements in this Section 8.4 shall survive repayment of the Secured Obligations (and termination of all commitments thereunder), any foreclosure under, or any modification, release or discharge of, any or all of the Collateral Documents and termination of this Agreement.

     8.5 Captions. Captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

     8.6 Nature of Remedies. All Secured Obligations of each Grantor and rights of Administrative Agent and Lenders expressed herein or in any other Loan Document shall be in addition to and not in limitation of those provided by applicable law. No failure to exercise and no delay in exercising, on the part of Administrative Agent or any Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

     8.7 Counterparts. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Agreement. Receipt by telecopy of any executed signature page to this Agreement or any other Loan Document shall constitute effective delivery of such signature page.

     8.8 Severability. The illegality or unenforceability of any provision of this Agreement or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Agreement or any instrument or agreement required hereunder.

     8.9 Entire Agreement. This Agreement, together with the other Loan Documents, embodies the entire agreement and understanding among the parties hereto and supersedes all prior or contemporaneous agreements and understandings of such Persons, verbal or written, relating to the subject matter hereof and thereof and any prior arrangements made with respect to the payment by any Grantor of (or any indemnification for) any fees, costs or expenses payable to or incurred (or to be incurred) by or on behalf of Administrative Agent or Lenders.

     8.10 Successors; Assigns. This Agreement shall be binding upon Grantors and Administrative Agent and their respective successors and assigns, and shall inure to the benefit of Grantors, Lenders and Administrative Agent and the successors and assigns of Lenders and Administrative Agent. No other Person shall be a direct or indirect legal beneficiary of, or have any direct or indirect cause of action or claim in connection with, this Agreement or any of the other Loan Documents. No Grantor may assign or transfer any of its rights or Obligations under this Agreement without the prior written consent of Administrative Agent.

     8.11 Governing Law. THIS AGREEMENT SHALL BE A CONTRACT MADE UNDER AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK) APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED ENTIRELY WITHIN SUCH STATE, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD REQUIRE APPLICATION OF ANOTHER LAW.

     8.12 Forum Selection; Consent to Jurisdiction. ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS AGREEMENT SHALL BE BROUGHT AND MAINTAINED EXCLUSIVELY IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED THAT NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO PRECLUDE ADMINISTRATIVE AGENT FROM BRINGING SUIT OR TAKING OTHER LEGAL ACTION IN ANY OTHER JURISDICTION. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK AND OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK FOR THE PURPOSE OF ANY SUCH LITIGATION AS SET FORTH ABOVE. EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK. EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

     8.13 Waiver of Jury Trial. EACH GRANTOR, ADMINISTRATIVE AGENT AND EACH LENDER HEREBY WAIVES ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS AGREEMENT AND ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION HEREWITH AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

     8.14 Set-off. Each Grantor agrees that Administrative Agent and each Lender have all rights of set-off and bankers' lien provided by applicable law, and in addition thereto, each Grantor agrees that at any time any Event of Default exists, Administrative Agent and each Lender may apply to the payment of any Secured Obligations, whether or not then due, any and all balances, credits, deposits, accounts or moneys of such Grantor then or thereafter with Administrative Agent or such Lender.

     8.15 Acknowledgements. Each Grantor hereby acknowledges that:

     (a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

     (b) neither Administrative Agent nor any Lender has any fiduciary relationship with or duty to any Grantor arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Grantors, on the one hand, and Administrative Agent and Lenders, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

     (c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among Lenders or among the Grantors and Lenders.

     8.16 Additional Grantors. Each Loan Party that is required to become a party to this Agreement pursuant to Section 6.8 of the Credit Agreement shall become a Grantor for all purposes of this Agreement upon execution and delivery by such Loan Party of a joinder agreement in the form of Annex I hereto.

     8.17 Releases.

     (a) At such time as the Secured Obligations have been Paid in Full, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, Administrative Agent shall deliver to the Grantors any Collateral held by Administrative Agent hereunder, and execute and deliver to the Grantors such documents as the Grantors shall reasonably request to evidence such termination.

     (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then Administrative Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral. At the request and sole expense of Company, a Subsidiary Guarantor shall be released from its obligations hereunder in the event that all the equity interests of such Subsidiary Guarantor shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement; provided that Company shall have delivered to Administrative Agent, with reasonable notice prior to the date of the proposed release, a written request for release identifying the relevant Subsidiary Guarantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by Company stating that such transaction is in compliance with the Credit Agreement and the other Loan Documents.

     8.18 Obligations and Liens Absolute and Unconditional. Each Grantor understands and agrees that the obligations of each Grantor under this Agreement shall be construed as a continuing, absolute and unconditional without regard to
(a) the validity or enforceability of any Loan Document, any of the Secured Obligations or any other collateral security therefor or guaranty or right of offset with respect thereto at any time or from time to time held by Administrative Agent or any Lender, (b) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Grantor or any other Person against Administrative Agent or any Lender, or (c) any other circumstance whatsoever (with or without notice to or knowledge of any Grantor) which constitutes, or might be construed to constitute, an equitable or legal discharge of any Grantor for the Secured Obligations, in bankruptcy or in any other instance. When making any demand hereunder or otherwise pursuing its rights and remedies hereunder against any Grantor, Administrative Agent or any Lender may, but shall be under no obligation to, make a similar demand on or otherwise pursue such rights and remedies as it may have against any other Grantor or any other Person or against any collateral security or guaranty for the Secured Obligations or any right of offset with respect thereto, and any failure by Administrative Agent or any Lender to make any such demand, to pursue such other rights or remedies or to collect any payments from any other Grantor or any other Person or to realize upon any such collateral security or guaranty or to exercise any such right of offset, or any release of any other Grantor or any other Person or any such collateral security, guaranty or right of offset, shall not relieve any Grantor of any obligation or liability hereunder, and shall not impair or affect the rights and remedies, whether express, implied or available as a matter of law, of Administrative Agent or any Lender against any Grantor. For the purposes hereof "demand" shall include the commencement and continuance of any legal proceedings.

8.19 Reinstatement. This Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against Grantor or any Issuer for liquidation or reorganization, should Grantor or any Issuer become insolvent or make an assignment for the benefit of creditors or should a receiver or trustee be appointed for all or any significant part of Grantor's or any Issuer's assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a "voidable preference", "fraudulent conveyance", or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.


                            [signature page follows]

         Each of the undersigned has caused this Guarantee and Collateral Agreement to be duly executed and delivered as of the date first above written.


                 VOLT DELTA RESOURCES, LLC


                 By:___________________________________________________________
                 Title:________________________________________________________

                 VOLT DELTA CANADA HOLDINGS, LLC


                 By:___________________________________________________________
                 Title:________________________________________________________



                 VOLT DELTA ASIA, INC.


                 By:__________________________________________
                 Title:_________________________________________



                 WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent


                 By:___________________________________________________________
                 Title:________________________________________________________

                                   SCHEDULE 1

                               INVESTMENT PROPERTY


A.       PLEDGED EQUITY
         --------------

         ------------------------------- ----------------------- ------------------- --------------- ----------------
          Grantor (owner of Record of            Issuer            Pledged Equity    Percentage of     Certificate
              such Pledged Equity)                                  Description          Issuer      (Indicate No.)
         ------------------------------- ----------------------- ------------------- --------------- ----------------

         ------------------------------- ----------------------- ------------------- --------------- ----------------

         ------------------------------- ----------------------- ------------------- --------------- ----------------

         ------------------------------- ----------------------- ------------------- --------------- ----------------


B.       PLEDGED NOTES
         -------------

         ---------------------------------------- --------------------------------- ---------------------------------
            Grantor (owner of Record of such                   Issuer                  Pledged Notes Description
                     Pledged Notes)
         ---------------------------------------- --------------------------------- ---------------------------------

         ---------------------------------------- --------------------------------- ---------------------------------

         ---------------------------------------- --------------------------------- ---------------------------------

         ---------------------------------------- --------------------------------- ---------------------------------


C.       OTHER INVESTMENT PROPERTY
         -------------------------

         -------------------------------------------------- ---------------------------------------------------------
                              Grantor                                   Investment Property Description
         -------------------------------------------------- ---------------------------------------------------------

         -------------------------------------------------- ---------------------------------------------------------

         -------------------------------------------------- ---------------------------------------------------------

         -------------------------------------------------- ---------------------------------------------------------

                                   SCHEDULE 2

                             FILINGS AND PERFECTION


--------------------------- ----------------------------- ----------------------
         GRANTOR                 FILING REQUIREMENT           FILING OFFICE
                                   OR OTHER ACTION
--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

--------------------------- ----------------------------- ----------------------

                                   SCHEDULE 3

                               GRANTOR INFORMATION


------------------------- ------------------------- ---------------------------- --------------- ------------------------------
        GRANTOR                   STATE OF                    FEDERAL                CHIEF              ORGANIZATIONAL
   (exact legal name)           ORGANIZATION                 EMPLOYER              EXECUTIVE            IDENTIFICATION
                                                          IDENTIFICATION             OFFICE                 NUMBER
                                                              NUMBER
------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

------------------------- ------------------------- ---------------------------- --------------- ------------------------------

                                   SCHEDULE 4


A       COLLATERAL LOCATIONS
        --------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------
          GRANTOR                  COLLATERAL                 COLLATERAL LOCATION                     OWNER/LESSOR
                                                                                                       (IF LEASED)
                                                        OR PLACE OF BUSINESS (INCLUDING
                                                            CHIEF EXECUTIVE OFFICE)
---------------------------- ----------------------- -------------------------------------- ----------------------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------

---------------------------- ----------------------- -------------------------------------- ----------------------------------


B.       COLLATERAL IN POSSESSION OF LESSOR,
         BAILEE, CONSIGNEE OR WAREHOUSEMAN
         ---------------------------------

-------------------------------- ------------------------------- -------------------------------------------------------------
            GRANTOR                        COLLATERAL                              LESSOR/BAILEE/CONSIGNEE/
                                                                                         WAREHOUSEMAN
-------------------------------- ------------------------------- -------------------------------------------------------------

-------------------------------- ------------------------------- -------------------------------------------------------------

-------------------------------- ------------------------------- -------------------------------------------------------------

-------------------------------- ------------------------------- -------------------------------------------------------------

-------------------------------- ------------------------------- -------------------------------------------------------------

-------------------------------- ------------------------------- -------------------------------------------------------------

-------------------------------- ------------------------------- -------------------------------------------------------------

-------------------------------- ------------------------------- -------------------------------------------------------------

                                   SCHEDULE 5

                              INTELLECTUAL PROPERTY


PATENTS AND PATENT LICENSES
---------------------------

---------------------------------------- -------------------- ------------------------- --------------- --------------
                Grantor                     Patent Number        Patent Application      Date Patent     Date Patent
                                                                       Number               Issued         Applied
---------------------------------------- -------------------- ------------------------- --------------- --------------

---------------------------------------- -------------------- ------------------------- --------------- --------------

---------------------------------------- -------------------- ------------------------- --------------- --------------

---------------------------------------- -------------------- ------------------------- --------------- --------------

---------------------------------------- -------------------- ------------------------- --------------- --------------


TRADEMARKS AND TRADEMARK LICENSES
---------------------------------

--------------------- -------------------- ------------------- ------------------- ---------------- ------------------
      Grantor          Trademark Number        Trademark           Trademark           Date of           Date of
                                           Application Number     Registration       Application      Registration
                                                                     Number
--------------------- -------------------- ------------------- ------------------- ---------------- ------------------

--------------------- -------------------- ------------------- ------------------- ---------------- ------------------

--------------------- -------------------- ------------------- ------------------- ---------------- ------------------

--------------------- -------------------- ------------------- ------------------- ---------------- ------------------

--------------------- -------------------- ------------------- ------------------- ---------------- ------------------

--------------------- -------------------- ------------------- ------------------- ---------------- ------------------


COPYRIGHTS
----------

---------------------------------------- ------------------- ------------------ ------------------- ------------------
                Grantor                   Copyright Title        Copyright          Copyright           Copyright
                                                                Application        Registration        Application
                                                                                      Number             Number
---------------------------------------- ------------------- ------------------ ------------------- ------------------

---------------------------------------- ------------------- ------------------ ------------------- ------------------

---------------------------------------- ------------------- ------------------ ------------------- ------------------

---------------------------------------- ------------------- ------------------ ------------------- ------------------

---------------------------------------- ------------------- ------------------ ------------------- ------------------

                                   SCHEDULE 6

                      DEPOSITARY AND OTHER DEPOSIT ACCOUNTS


----------------------- ----------------------------------- -------------------------- ---------------------------------
       GRANTOR                FINANCIAL INSTITUTION              ACCOUNT NUMBER              CONTACT INFORMATION
----------------------- ----------------------------------- -------------------------- ---------------------------------

----------------------- ----------------------------------- -------------------------- ---------------------------------

----------------------- ----------------------------------- -------------------------- ---------------------------------

----------------------- ----------------------------------- -------------------------- ---------------------------------

----------------------- ----------------------------------- -------------------------- ---------------------------------

----------------------- ----------------------------------- -------------------------- ---------------------------------

----------------------- ----------------------------------- -------------------------- ---------------------------------

----------------------- ----------------------------------- -------------------------- ---------------------------------

----------------------- ----------------------------------- -------------------------- ---------------------------------

                                   SCHEDULE 7

                             COMMERCIAL TORT CLAIMS

                                     ANNEX I

              FORM OF JOINDER TO GUARANTEE AND COLLATERAL AGREEMENT


     This JOINDER AGREEMENT (this "Agreement") dated as of [______] is executed by the undersigned for the benefit of Wells Fargo Bank, National Association, as Administrative Agent (the "Administrative Agent") in connection with that certain Guarantee and Collateral Agreement dated as of December 19, 2006 among the Grantors party thereto and Administrative Agent (as amended, supplemented or modified from time to time, the "Guarantee and Collateral Agreement"). Capitalized terms not otherwise defined herein are being used herein as defined in the Guarantee and Collateral Agreement.

     Each Person signatory hereto is required to execute this Agreement pursuant to Section 8.16 of the Guarantee and Collateral Agreement.

     NOW THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each signatory hereby agrees as follows:

     1. Each such Person assumes all the obligations of a Grantor and a Guarantor under the Guarantee and Collateral Agreement and agrees that such Person is a Grantor and a Guarantor and bound as a Grantor and a Guarantor under the terms of the Guarantee and Collateral Agreement, as if it had been an original signatory to the Guarantee and Collateral Agreement. In furtherance of the foregoing, such Person hereby (i) assigns, pledges and grants to Administrative Agent a security interest in all of its right, title and interest in and to the Collateral owned by such Person to secure the Secured Obligations and (ii) guarantees the prompt and complete payment and performance by Company when due (whether at the stated maturity, by acceleration or otherwise) of Company Obligations.

     2. Schedules 1, 2, 3, 4, 5, 6 and 7 of the Guarantee and Collateral Agreement are hereby amended to add the information relating to each such Person set out on Schedules 1, 2, 3, 4, 5, 6 and 7 respectively, hereof. Each such Person hereby makes to Administrative Agent the representations and warranties set forth in the Guarantee and Collateral Agreement applicable to such Person and the applicable Collateral and confirms that such representations and warranties are true and correct after giving effect to such amendment to such Schedules.

     3. In furtherance of its obligations under Section 5.2 of the Guarantee and Collateral Agreement, each such Person agrees to (a) deliver to Administrative Agent appropriately completed UCC financing statements naming such Person as debtor and Administrative Agent as secured party, and describing its Collateral and (b) execute and deliver to Administrative Agent such other documentation as Administrative Agent (or its successors or assigns) may require to evidence, protect and perfect the Liens created by the Guarantee and Collateral Agreement, as modified hereby.

     4. Each such Person's address and fax number for notices under the Guarantee and Collateral Agreement shall be the address and fax number set forth below its signature to this Agreement.

     5. This Agreement shall be deemed to be part of, and a modification to, the Guarantee and Collateral Agreement and shall be governed by all the terms and provisions of the Guarantee and Collateral Agreement, with respect to the modifications intended to be made to such agreement, which terms are incorporated herein by reference, are ratified and confirmed and shall continue in full force and effect as valid and binding agreements of each such Person enforceable against such Person. Each such Person hereby waives notice of Administrative Agent's acceptance of this Agreement. Each such Person will deliver an executed original of this Agreement to Administrative Agent.

                   [add signature block for each new Grantor]